                                                                    EXHIBIT 10.8


                STEVEDORE AND TERMINAL SERVICES AGREEMENT BETWEEN
                          RIO DOCE PASHA TERMINAL L.P.
                                       AND
                        CALIFORNIA STEEL INDUSTRIES, INC.

This Stevedore and Terminal Services Agreement ("Agreement") is made and entered into as of the 1st day of January 1996 by and between Rio Doce Pasha Terminal L.P., a California limited partnership (hereinafter, "Contractor"), and California Steel Industries, Inc., a Delaware corporation (hereinafter, "Customer").

1.  GENERAL

         (a) Contractor shall provide stevedore and terminal services for handling steel slabs owned by or consigned to Customer to be discharged from vessels at Mormon Island Terminal, 802 South Fries Avenue - Wilmington, California 90744.

         (b) Contractor shall provide necessary labor, supervision, security and customary equipment to perform stevedore and terminal services upon the terms set forth in this Agreement and the attached rate schedules.

         (c) Customer shall utilize the services of Contractor pursuant to this Agreement for importing steel slabs owned by or consigned to Customer with a minimum of 1,000,000 metric tons each year of this Agreement provided that the following two provisions are met. (1) This minimum is only guaranteed if Customer imports one million tons. (2) If Contractor requests customer to move a vessel to another terminal, tonnage will count towards the minimum as though the vessel discharged at Contractor's facility.

                 If this Agreement terminates on any day other than January 1st, this minimum annual tonnage shall be pro rated accordingly.

          (d) Contractor shall provide a safe and suitable berth with container cranes having a guaranteed minimum draft of forty
                 (40) feet.

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                 2. VESSEL  STEVEDORING AND TRAIN AND TRUCK LOADING SERVICES

                          Contractor shall provide Customer with the following services and the services described on Schedule IV hereto:

                          (a) Movement of steel slab cargoes from stow in vessel to point of rest in yard. Contractor shall order stevedoring labor to work each of Customer's vessels at the first shift after the arrival of the vessel at the berth. If the vessel arrives during a shift, Contractor may order labor if Customer agrees to pay standby time or Contractor may order labor at its own expense. In the event that Customer's vessel arrives simultaneously with another vessel, Contractor shall use its best efforts to work at least one (1) gang per shift on each vessel, unless otherwise agreed by Contractor and Customer.

                          (b) Contractor shall load steel slab cargo to slab rail cars or tally delivery to trucks, keeping the item/heat segregation. Unit train rail cars shall be loaded so as to maximize the utilization of available railcar loading weights.

                 3.    INVOICING AND PAYMENT

                          (a) Contractor shall be entitled to deliver its invoice to Customer immediately following vessel departure. Customer shall pay Contractor's invoice in U.S dollars at the place specified in the invoice within thirty (30) days after invoice presentation. Contractor shall be entitled to collect interest on late payments at an annual rate of 2% over the prime rate of interest charged by Bank of America NT & SA, San Francisco, California.

                          (b) In the event Customer disputes any portion or an invoice, Customer shall pay the undisputed portion within the requisite time for payment of such invoice. Thereafter. Customer shall discuss the disputed portion of such invoice promptly with Contractor. In the event the parties are unable to resolve such dispute within ninety
                                (90) days of the date of the invoice, or Customer is late in paying any invoice, either Contractor or Customer shall be entitled to initiate arbitration pursuant to Article 13 hereof

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4.  UNLOADING CONDITIONS

         (a) Berthing priority will be accorded to Customer's vessels if they arrive within four (4) hours of the previously estimated time, which must be given to the terminal operator seventy-two
                  (72) hours prior to the vessel's arrival. This priority will not accord Customer the right to any berth at which another vessel is finishing work resulting from berth priority given immediately prior to Customer's own priority or to any berth where a vessel has been waiting for the start of a new shift to begin working. Contractor and customer agree to closely coordinate vessel arrivals in order to optimize berth availability for vessels utilizing container cranes.

         (b) If another vessel is scheduled to arrive while Customer's vessel is at berth, Contractor, at its option and expense, may order overtime shifts to work Customer's vessel in order to clear the berth promptly for use by the other vessel. If Customer's vessel is scheduled to arrive while another vessel is at berth, Contractor shall use its best efforts to clear the berth as soon as possible.

         (c) Contractor, at its option and expense, may shift Customer's vessel for up to twenty-four (24) hours if required in order to allow a liner vessel to be unloaded at the same berth, provided that Contractor has discharged all critical cargo as defined by Customer, and provided there is no interruption in rail service to Customer.

         (d) Contractor shall unload steel slabs from Customer's vessels at an average rate of 14,000 metric tons per 24-hour laytime period. To the extent that the average number of metric tons unloaded from a vessel by contractor per 24-hour laytime period is less than 14,000, Contractor shall pay vessel demurrage to Customer. To the extent that the average number of metric tons unloaded from vessel by Contractor per 24-hour laytime period exceeds 14,000, Customer shall pay vessel dispatch to Contractor at the full dispatch rate.
                  The demurrage rate per metric ton per 24-hour laytime period will be equal to the demurrage rate as agreed to between Customer and the owner of the vessel, which demurrage rate for each shipment will be submitted by Customer and the owner of the vessel to Contractor for its confirmation.

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         (e)      Laytime shall commence at 1800 hours if the notice of
                  readiness is tendered before noon, and shall commence at 0800 hours the next working day if the notice of readiness is tendered within office hours after noon, unless discharge of cargo commences earlier, in which case the time actually used shall count at laytime. Laytime shall continue until completion of discharge of the cargo. Laytime shall include all weather working days of the year, Saturdays and Sundays included, other than the federal and California state holidays specified in the PMA/ILWU Agreement. Laytime shall cease at 1700 hours on the day preceding such a holiday and shall resume at 0800 hours on the day following such a holiday. Time lost in waiting for a berth shall count as laytime. Time lost due to weather conditions that prevent the vessel from entering the port and/or berth, and/or due to health and safety reasons as determined by arbitration in accordance with the PMA/ILWU Agreement, shall not count as laytime. Opening and closing of hatchcovers shall count as laytime.

5.  RATES

         For performance of services, Customer shall pay Contractor compensation computed in accordance with the rates in force at the time of commencement of the services. The following rate schedules are attached hereto and made part of this Agreement:

                  Schedule I        Stevedore and Terminal Service Rates
                  Schedule II       Gang Hour/Manhour Billing Rates
                  Schedule III      Equipment Rental Rates
                  Schedule IV       Services Rendered

6.  DOCUMENTATION

         (a) Customer shall provided Contractor with all documents, information and instructions required in order to allow Contractor to perform efficient services, including the following:

                  (i) Vessel manifest and stowage plan/cargo book, four (4) days prior to vessel arrival, with the exception of steel slab cargo originating in Mexico.

                  (ii)     Slab priority list, three (3) days prior to arrival.


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                  (iii)    Custom clearance documents, prior to vessel arrival
                           where feasible.

                  (iv)     Vessel schedules, at least once a week.

                  (v) Delivery and receiving schedules, two (2) days in advance.

         (b) Contractor shall prepare and deliver to Customer all documents and information required by law or reasonably requested by Customer, in a form mutually agreed upon between Customer and Contractor, including the following:

                  (i) Rail car or truck loading lists, showing the identification of each slab, by supplier, by heat, ingot and slab number, and by car or truck, immediately following completion of unit train loading via telecopier.

                  (ii)     Vessel daily working report, on a daily basis.

7.  LIABILITY AND INSURANCE

           (a) Contractor agrees to indemnify and hold harmless Customer from and against any loss, damage or injury caused by the negligence of Contractor, its agents, or any subcontractor consented to by Customer pursuant to Article 11 hereof, or any employee of the foregoing, provided, however, that if such loss or damage is caused or contributed to by the negligence or breach of implied warranty of Customer, the vessel, owners, vessel operators or their agents, employees or other independent contractors hired by Customer, then such obligation of Contractor to indemnify shall be reduced by the amount of proportional fault attributable to such persons or entities.

           (b) If the services to be provided by either party to this Agreement are suspended, abated, prevented or impaired by reason of strikes, lockouts, union disputes, or other labor disturbances, governmental acts or regulations, diplomatic acts, fire, flood, earthquake, action of the elements, explosion, marine casualty, riots, sabotage, war, warlike actions, civil disturbances, acts of God, or other events of force majeure, then either party may suspend or reduce services without liability to the other for such suspension or reduction.

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           (c)    Contractor shall be discharged from all liability in respect to loss of, or damage to, any cargo or goods handled under this Agreement unless claim is brought within one year after delivery of the goods or the date when the goods should have been delivered.

           (d) Contractor, and any subcontractor consented to by Customer pursuant to Article 11 hereof, shall maintain, during the term of this Agreement, insurance covering its operations as follows:

                  (i) Worker's Compensation Insurance for the protection of its employees in accordance with the California Compensation Act and the Federal Longshoremen's and Harbor Worker's Compensation Act.

                  (ii) Terminal Operator's Liability Insurance with a care, custody and control endorsement and a combined single limit of not less than $10,000,000 in respect to any one accident or occurrence.

                  (iii) Umbrella Liability of not less than $10,000,000 in respect to any one accident or occurrence.

         (e) Contractor, and any subcontractor consented to by Customer pursuant to Article 11 hereof, will provide Customer, prior to inception and annually thereafter, with certificates of insurance naming Customer as additional insured and shall give 90 days' notice of cancellation of any policy.

         (f) If, during the course of, or after completion of, discharging steel slab cargo from one of Customer's vessels, Contractor is advised by the Master of the vessel or its agent, that stevedoring damage has occurred to the vessel during discharge operations, such incident of stevedoring damage, the repair and any claim resulting therefrom shall be handled directly between the vessel owners and their agents or insurers and Contractor.

         (g) Contractor shall not be liable for failure to perform any services caused by defects in cargo and its stowage.

         (h) Contractor shall not be responsible for any disruption in electrical power necessary to operate, or inadequate power supply needed to operate, efficiently.


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8.  TERM

         (a) This Agreement shall be effective as of January 1, 1996 and shall remain in full force and effect for five (5) years and then until terminated by ninety (90) days' prior written notice by either party hereto to the other.

         (b) Notwithstanding any such termination, Contractor shall continue to be responsible for the loading and discharging of any cargo which Contractor is handling on the effective date of such termination. Termination of this Agreement shall not relieve either party of any liability or obligation that may have accrued prior thereto.

9.  ILWU-PMA AGREEMENT AND PORT TARIFFS

         (a) Contractor is a party to the P.M.A. agreement with the International Longshoremen's and Warehousemen's Union and as such must comply with the rules, regulations, wage schedule and other provisions of that agreement. Contractor shall not be responsible for delays occasioned by the enforcement of such agreements and policies, union disputes or other labor disturbances, unless caused by Contractor's failure to comply with the terms of such agreements and policies.

         (b) Wharfage, mooring, dockage, or other tariff items, included or excluded in the rate schedules attached hereto, shall be charged to Customer under applicable tariffs issued by port or governmental authorities. Such charges shall be for Customer's account and Customer shall indemnify and hold Contractor free and harmless of and from related costs.


10.  DEFAULT

         In the event of default by either party in observing or performing its obligations hereunder, the other party shall have the right to give the defaulting party a written notice specifying the nature of such default and if, within thirty (30) days after receipt of such notice, the defaulting party has not cured or diligently commenced cure of such default, the other party shall have the right thereupon to terminate this Agreement. This right of termination is in addition to any other rights or remedies the parties may have, and failure to exercise it shall not constitute a waiver of any other remedies available under this Agreement or at law.


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

11.  NO ASSIGNMENT

         Neither party may assign this Agreement, in whole or in part, or assign any rights or delegate any duties hereunder, without the prior written consent of the other party.

12.  GOVERNING LAW

         This contract shall be governed by and construed in accordance with the laws of California.

13.  ARBITRATION

         (a) It is agreed that in the event that any disagreement, dispute, controversy or claim arises out of, or in relation to, or in connection with this Agreement, or breach thereof, the parties shall seek to solve the matter amicably through discussions between the parties.

         (b) Any disagreement, dispute, controversy or claim arising out of, or in relation to, or in connection with this Agreement, or breach thereof, shall be finally settled by arbitration in Los Angeles, California, in the United States. The arbitration shall be brought before three (3) arbitrators. Each party shall select one (1) arbitrator and the two (2) arbitrators selected by the parties shall select the third arbitrator. The arbitration proceedings shall be conducted in accordance with the Rules of Commercial Arbitration and Conciliation of the International Chamber of Commerce and in the English language. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

14.  ENTIRE AGREEMENT

         This agreement constitutes the entire agreement, between the parties with respect to the subject matter hereof, regardless of any representations previously, contemporaneously, or subsequently made by any principals or agents of the parties hereto. This Agreement cannot be amended or modified in any respect except by a written document executed by authorized representatives of Customer and Contractor.


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

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

RIO DOCE PASHA TERMINAL L.P.                CALIFORNIA STEEL INDUSTRIES, INC.

By:  RDP TERMINAL, INC.                     By:_______________________________
        General Partner                                    Kazuhiro Nishiyama

                                             Title:  Executive Vice President &
                                                     Assistant to President
By: /s/ Mauro Oliveira Dias
   ---------------------------
      Mauro Oliveira Dias
      Senior Vice President, Finance


By: /s/ James W. Hull                       By:
   ---------------------------                 --------------------------------
      James W. Hull                           Antonio A. Andrade
      Senior Vice President, Operations       Executive Vice President, Finance



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Steel Slabs
---------------------------------------------------------


                             RIO DOCE PASHA TERMINAL
                        CALIFORNIA STEEL INDUSTRIES, INC.
                                   SCHEDULE I
                           EFFECTIVE: JANUARY 1, 1996

STEVEDORE AND TERMINAL SERVICES CHARGES

(1) The stevedore and terminal rate for discharging of steel slabs and loading to rail cars shall be $10.07 per metric tons (mtons), 1st or 2nd shift, seven days a week, already adjusted to January 1st, 1996. This rate consists of the following rate factors:

                                                         From:  January 01, 1996
                                                           Until:  June 30, 1996
         (a) ILWU labor, vessel unloading                                  $2.19
         (b) ILWU labor, train loading                                     $1.09
         (c) ILWU labor, maintenance                                       $0.51
                                                         -----------------------
                                    Total manning                          $3.79

         (d)  PMA tonnage assessment                                       $0.81
         (e)  Equipment & overhead                                        $  .87
         (f) Wharfage                                                      $4.60
                                                         -----------------------
                                    TOTAL                                 $10.07

(2)      The above rate is subject to rate inclusions/not inclusions listed in
         Schedule IV, Articles A, B and C of this agreement, and the following conditions:

         (a) Rates are based on the current mix of individual steel slabs with weights less than and greater than 22 mton, and will be of a similar ratio through 1997 year end. Customer and Contractor will review the mix of individual slab weights in 1998.

         (b) Vessels to be of the open hatch class, and cargo to be stowed with proper blockage stow, with sufficient access and separation to allow ease of slinging cargo for maximum lifts up to 45 mtons with the container cranes. (Stowage commonly referred to as a "California" stow).


                                   - Page 1 -

Steel Slabs
---------------------------------------------------------

         (c) For cargoes requiring positioning under the hatch projection, Contractor will provide for the service without extra charge to Customer.

(3) Service charges for operations other than stated above shall be negotiated on a vessel by vessel basis.

(4) Rail car loading shall be performed only during weekdays, from 0800 through 1700 hours.

(5) ILWU labor on standby awaiting for rail cars to be positioned will be charged to Customer at the rates set forth in Schedules II and III attached hereto.

ROUTINE RATE ADJUSTMENT FACTORS

(1) All rates in this Agreement are based on ILWU wages, PMA man-hour assessments, PMA tonnage assessments, insurance and taxes in effect on the date of this Agreement. Increases or decreases in any of those costs during the term of this Agreement shall be reflected in the rates of this Agreement by the same amount of any such increases or decreases.

(2) Wharfage charges at $4.60 per mton of steel slabs shall be adjusted in accordance with increases or decreases in the Port Tariff Rate during the term of this Agreement.

(3) Equipment costs, including for vessel unloading and rail car loading, and Contractor's overhead shall be adjusted each July 1st by the percentage change in the Southern California Consumer Price Index for the year ending the previous March 31st.

VOLUME DISCOUNT

Contractor will give Customer a volume discount of $1.18 for tonnage in excess of the annual minimum guarantee of 1,000,000 mtons.


                                   - Page 2 -

Steel Slabs
---------------------------------------------------------

OTHER DISCOUNTS

         (a) The steel slab throughput for cargo on vessels provided with the proper stow as described above and worked with vessel gear (which in Contractor's opinion is capable of production closely comparable to that of the shore gantry crane) will receive a discount of $1.00 per metric ton.

         (b) Those steel slab cargoes which are taken by truck will receive a discount of $0.75 per metric ton.




                                   - Page 3 -
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Steel Slabs
---------------------------------------------------------



                                 RDP TERMINAL
                      CALIFORNIA STEEL INDUSTRIES, INC.
                                  SCHEDULE II
                       GANG HOUR/MANHOUR BILLING RATES
                          EFFECTIVE: JANUARY 1, 1996

         A. GANG HOUR BILLING RATES (STEVEDORE ONLY) PER HOUR

                  (1)   Standby/detention   - 1st shift                $1,099.26
                                            - 2nd shift                $1,353.27
                                            - Overtime shift           $1,535.17

                  (2)   Extra labor -       - 1st shift                $1,264.15
                                            - 2nd shift                $1,556.26
                                            - overtime shift           $1,765.45

                  NOTE 1. Refer to Schedule III  for equipment charges.

                  NOTE 2: Extra labor rates consist of detention rates plus 15%
                          markup.

         B. MAN-HOUR BILLING RATES - PER HOUR (EXTRA LABOR @ 15% MARKUP)

            Labor Class     1st Det  1st Xtr 2nd Diff  OT Diff 3rd Diff  3rd OTD

            Longshoreman      43.81   47.21    11.34   17.01     20.41     27.22
            Skilled (2.75%)   44.75   48.25    11.65   17.48     20.97     27.96
            Skilled (3.50%)   45.00   45.52    11.74   17.61     21.13     28.17
            Skilled (4.25%)   45.26   48.81    11.82   17.73     21.28     28.37
            Skilled (4.50%)   45.34   48.90    11.85   17.78     21.33     28.44
            Skilled (6.75%)   54.14   58.45    12.11   18.16     21.79     29.05
            Crane/Tophandler  54.14   58.45    12.11   18.16     21.79     29.05
            Gearmen           54.14   58.45    12.11   18.16     21.79     29.05
            Mechanic          59.50   64.35    13.61   20.42     24.50     32.66
            20% Foreman       60.05   64.90    13.61   20.41     24.49     32.66
            30% Foreman       73.67   79.75    14.74   22.11     26.54     35.38
            Basic Clerk       43.81   47.21    11.34   17.01     20.41     27.22
            Supervisor        63.69   66.64    12.47   16.71     22.45     29.94
            Supercargo        68.62   74.26    13.67   20.50     24.60     32.80
            Floorrunner       63.89   68.84    12.47   18.71     22.45     29.94
            Cooper            43.81   47.21    11.34   l7.0l     20.41     27.22
            Chief Cooper      63.89   68.84    12.47   18.71     22 45     29.94

                                   - Page 4 -

Steel Slabs
---------------------------------------------------------


                                  RDP TERMINAL
                        CALIFORNIA STEEL INDUSTRIES, INC.
                                  SCHEDULE III
                             EQUIPMENT RENTAL RATES
                           EFFECTIVE: JANUARY 1, 1996

                                                                 Charge Per Hour

                       Forklift - capacity 15 tons                       $ 30.00

                       Forklift - capacity 32 tone                       $ 65.00

                       Forklift - capacity 45 tons                       $ 70.00

                       Tractor and trailer                               $ 20.00

                       Gantry Crane (Speed Loader)                       $ 90.00

                       Container Crane at Detention                      $335.00

                       Container Crane at Extra Labor                    $555.00

                                   - Page 5 -

Steel Slabs
---------------------------------------------------------



                                 RDP TERMINAL
                      CALIFORNIA STEEL INDUSTRIES, INC.
                                  SCHEDULE IV
                          SERVICES RENDERED - SUMMARY

        A. STEVEDORING SERVICES. Contractor agrees to provide to Customer the following stevedoring services as included/not included:

                             Item                                      Observation
                             ----                                      -----------
                   Labor performed on a 8/hr S/T,                       Included
                       first shift
                   Overtime differentials, 2nd shift,                   Included
                        weekdays
                   Overtime differentials, 1st and                      Included
                       2nd shift, weekends
                   Overtime differentials, 3rd shift                Not Included
                   Contractor's equipment                               Included
                   Port's container crane                               Included
                   PMA man hour assessments                             Included
                   PMA tonnage assessments                              Included
                   Insurance and taxes                                  Included
                   Fuel and electricity                                 Included
                   Contractor's supervision                             Included
                   Initial coverage/uncovering                          Included
                        automatic hatch covers
                   Normal unlashing                                     Included
                   Removal of dunnage and securing                      Included
                        materials
                   Unloading of steel slabs                             Included
                   Unload adrift/damaged steel slabs                Not Included
                       (to be performed at extra
                       labor plus equipment
                       per Schedules II and III)
                   Discharging of previous portdunnage              Not Included
                       and/or dunnage for cargoes other
                       than steel slabs (to be
                       performed at extra labor plus
                       equipment per Schedules  II and III)
                   Detention/standby due to late                    Not Included
                       arrival, failures of vessel's
                       equipment or other circumstances
                       beyond Contractor's control

                                   - Page 6 -

Steel  Slabs
---------------------------------------------------------


                                 RDP TERMINAL
                        CALIFORNIA STEEL INDUSTRIES, INC.
                                   SCHEDULE IV
                           SERVICES RENDERED - SUMMARY

         A.       STEVEDORING SERVICES

                    Item                                             Observation
                    ----                                             -----------
                    Standby due to Contractor's                         Included
                         equipment
                    Minimum guarantee time for ILWU                     Included
                         labor
                    Recoopering adrift and/or damaged               Not Included
                         cargo
                    Tallying the movement of steel slabs                Included
                         and noting exceptions
                    Cargo Penalty Assessments when                  Not Included
                         applicable per ILWU-PMA Agreement
                    Checking and tallying the movement                  Included
                         of steel slab off of vessels
                         and noting exceptions

         B. TRAIN LOADING. Contractor agrees to provide the following terminal services as included/not included.

                    Item                                             Observation
                    ----                                             -----------
                    Planning yard layout for steel slabs                Included
                    Labor for loading steel slabs to                    Included
                         rail cars, Monday - Friday,
                         0800-1700 hours
                    Contractor's equipment                              Included
                    PMA man hour assessments                            Included
                    Insurance and taxes                                 Included
                    Carfares                                            Included
                    Fuel and electricity                                Included

                                  - Page 7 -

Steel Slabs
-------------------------------------------------------------------------------

                                 RDP TERMINAL
                       CALIFORNIA STEEL INDUSTRIES, INC.
                                  SCHEDULE IV
                          SERVICES RENDERED - SUMMARY


B.     TRAIN LOADING

                Item                                Observation
                ----                                -----------

       Contractor's supervision                     Included
       Tallying the delivery of steel slabs         Included
           to train/truck and keeping
           item/heat segregation
       Rail car loading of steel slabs              Included
       Detention due to reasons beyond              Not Included
           Contractor's control
       Documentation                                Included
       Security                                     Included

C.     OTHER TERMINAL SERVICES

                Item                                Observation
                ----                                -----------

       Wharfage                                     Included
       Dockage                                      Not Included
       Lines/Tugs/Pilots                            Not Included
       Storage.  Storage will be charged to         Included
           customer only if a streamlined
           outflow from the terminal of at
           least 5,000 mtons of slabs per
           weekday is not maintained.

                                  - Page 8 -

                        CALIFORNIA STEEL INDUSTRIES, INC.
                          RIO DOCE PASHA TERMINAL, L.P.
                      EXHIBIT 1- Minimum 14,000 MT Per Day
                  LABOR COSTS FOR SLAB OPERATIONS - LOS ANGELES
                             EFFECTIVE: JULY 1, 1995

      1. STEVEDORE GANG COSTS - WEEKDAY, DAY SHIFT (2 GANGS)
      --------------------------------------------------------------------
      # MEN           LABOR CLASS       HOURS         RATE          WAGES
      -----           -----------       -----         ----          -----
      2               Hatch Foremen      16           29.48         471.68
                         "                4           44.23         176.92
      2               Hatch Clerks       16           22.68         362.88
      4               Crane Operators    20           24.21         484.20
                                         16           36.32         581.12
      2               Hatchtenders       16           23.47         375.52
      4               Key Holdmen        32           23.30         745.60
     16               Basic L/S         128           22.68        2903.04
      4               Lift Drivers       32           23.64         756.48
      6               Truck Drivers      48           23.70        1137.60
      2                Key Foremen       16           29.48         471.68
                           "              4           44.23         176.92
      1                 Supercargo        8           27.34         218.72
                           "              3           41.00         123.00
      1               Floor Runner        8           24.95         199.60
                           "              3           37.42         112.26
    ----                              -----                        -------
     44 MEN                             370                        9297.22
        AVERAGE PER GANG HOUR                                       581.08

   ASSMT         INS/TAX      TTL AMOUNT
   -----         -------      ----------
  164.64          235.84          872.16
   41.16           88.46         306.54
  156.64          181.44          700.96
  195.80          242.10          922.10
  156.64          290.56         1028.32
  156.64          187.76          719.92
  313.28          372.80         1431.68
 1253.12         1451.52         5607.68
  313.28          378.24         1448.00
  469.92          568.80         2176.32
  164.64          235.84          872.16
   41.16           88.46          306.54
   78.32          109.36          406.40
   29.37           61.50          213.87
   78.32           99.80          377.72
   29.37           56.13          197.76
--------         -------         -------
 3642.30         4648.61         17588.13
  227.64          290.54

      2. STEVEDORE GANG COSTS - WEEKDAY, NIGHT SHIFT (2 GANGS)
      --------------------------------------------------------------------
      #MEN      LABOR CLASS           HOURS            RATE          WAGES
      ----      -----------           -----            ----          -----
      2         Hatch Foremen            16           39.31         628.96
                     "                    4           44.23         176.92
      2         Hatch Clerks             16           30.24         483.84
      4         Crane Operators          20           32.28         645.60
                     "                   16           36.32         581.12
      2         Hatchtender              16           31.30         500.80
      4         Key Holdmen              32           31.07         994.24
     16         Basic L/S               128           30.24        3870.72
      4         Lift Drivers             32           31.53        1008.96
      6         Truck Drivers            46           31.60        1516.80
      2         Key Foreman              16           39.31         628.96
                     "                    4           44.23         176.92
      1         Supercargo                8           36.45         291.60
                     "                    3           41.00         123.00
      1         Floor Runner              8           33.26         266.08
                     "                    3           37.42         112.26
     -----     ---                      ---                       --------
     44   MEN                      370                       12006.78
          AVERAGE PER GANG HOUR                                     750.42

       ASSMT          INS/TAX     TTL AMOUNT
      ------          -------     ----------
      164.64          314.48         1108.08
       41.16           88.45          306.54
      156.64          241.92          882.40
      195.80          312.80         1164.20
      156.64          290.56         1028.32
      156.64          250.40          907.84
      313.28          497.12         1804.64
     1253.12         1935.36         7059.20
      313.28          504.48         1826.72
      469.92          758.40         2745.12
      164.64          314.48         1108.08
       41.16           88.46          306.54
       78.32          145.80          515.72
       29.37           61.50          213.87
       78.32          133.04          477.44
       29.37           56.13          197.76
     -------         -------        --------
     3642.30         6003.39        21652.47
      227.64          375.21

3. STEVEDORE GANG COSTS - WEEKEND, DAY SHIFT (2 GANGS)
------------------------------------------------------
# MEN        LABOR CLASS            HOURS      RATE         WAGES
-----        -----------            -----      ----         -----
     2       Hatch Foremen            16        44.23         707.68
                  "                    4        66.35         265.40
     2       Hatch Clerks             16        34.02         544.32
     4       Crane Operators          20        36.32         726.40
                  "                   16        54.48         871.68
     2       Hatchtenders             16        35.21         563.36
     4       Key Holdmen              32        34.96       1,118.72
    16       Basic L/S               128        34.02       4,354.56
     4       Lift Drivers             32        35.47       1,135.04
     6       Truck Drivers            48        35.55       1,706.40
     2       Key Foremen              16        44.23         707.68
                  "                    4        66.35         265.40
     1       Supercargo                8        41.00         328.00
                  "                    3        61.60         184.50
     1       Floor Runner              8        37.42         299.36
                  "                    3        56.13         168.39
                                    ----        -----      ---------
     44      MEN                     370                   13,946.89
             AVERAGE PER GANG HOUR                            871.68

      ASSMT       INS/TAX      TTL AMOUNT
      -----       -------      ----------
     164.64       353.64         1,226.16
      41.16       132.70           439.26
     156.64       272.16           973.12
     195.80       363.20         1,285.40
     156.64       435.84         1,464.16
     156.64       281.68         1,001.68
     313.28       559.36         1,991.36
   1,253.12     2,177.28         7,784.96
     313.28       567.52         2,015.84
     469.92       853.20         3,029.52
     164.64       353.84         1,226.16
      41.16       132.70           439.26
      78.32       164.00           570.32
      29.37        92.25           306.12
      78.32       149.68           527.36
      29.37        84.20           281.96
   --------     --------        ---------
   3,642.30     6,973.45        24,562.64
     227.64       435.84


4. STEVEDORE GANG COSTS - WEEKEND, NIGHT SHIFT (2 GANGS)
--------------------------------------------------------
# MEN        LABOR CLASS            HOURS      RATE         WAGES
-----        -----------            -----      ----         -----
     2       Hatch Foremen            16        44.23         707.68
                  "                    4        66.35         265.40
     2       Hatch Clerks             16        34.02         544.32
     4       Crane Operators          20        36.32         726.40
                  "                   16        54.48         871.68
     2       Hatchtenders             16        35.21         563.36
     4       Key Holdmen              32        34.96       1,118.72
    16       Basic L/S               128        34.02       4,354.56
     4       Lift Drivers             32        35.47       1,135.04
     6       Truck Drivers            48        35.55       1,706.40
     2       Key Foremen              16        44.23         707.68
                  "                    4        66.35         265.40
     1       Supercargo                8        41.00         328.00
                  "                    3        61.60         184.50
     1       Floor Runner              8        37.42         299.36
                  "                    3        56.13         168.39
                                     ---                   ---------
     44      MEN                     370                   13,946.89
             AVERAGE PER GANG HOUR                            871.68

     ASSMT       INS/TAX      TTL AMOUNT
    ------       -------      ----------
    164.64       353.84         1,226.16
     41.16       132.70           439.26
    156.64       272.16           973.12
    195.80       363.20         1,285.40
    156.64       435.84         1,464.16
    156.64       281.68         1,001.68
    313.28       559.36         1,991.36
  1,253.12     2,177.28         7,784.96
    313.28       567.52         2,015.84
    469.92       853.20         3,029.52
    164.64       353.84         1,226.16
     41.16       132.70           439.26
     78.32       164.00           570.32
     29.37        92.25           306.12
     78.32       149.68           527.36
     29.37        84.20           281.96
  --------     --------        ---------
  3,642.30     6,973.45        24,562.64
    227.64       435.84

5. SEVEN DAY AVERAGE HOURLY GANG COST        TTL HRS      RATE/HR     TTL AMOUNT
--------------------------------------------------------------------------------
WEEKDAY, DAY     5 DAYS @ 16 HOURS EACH       80         1,099.26   $  87,940.80
WEEKDAY, NIGHT   5 NIGHTS @ 16 HOURS EACH     80         1,353.27     108,261.60
WEEKEND, DAY     2 DAYS @ 16 HOURS EACH       32         1,535.16      49,125.12
WEEKEND, NIGHT   2 NIGHTS @ 16 HOURS EACH     32         1,535.16      49,125.12
                                             ---         --------    -----------
             TOTAL                           224                     $294,452.64

7 - DAY AVERAGE HOURLY GANG COST


6. RAILCAR LOADING - WEEKDAY
----------------------------
# MEN        LABOR CLASS          HOURS      RATE      WAGES         ASSMT
-----        -----------          -----     -----      ------        -----
     1       Foreman                  8     29.48      235.84        82.32
             *                        2     44.23       88.46        20.58
     2       Crane Operators         10     24.21      242.10        97.90
             *                        8     36.32      290.56        78.32
     4       Dockmen                 32     22.68      725.76       313.28
     1       Wedgeman                 8     22.68      181.44        78.32
     4       Lift Drivers            32     23.64      756.48       313.28
     2       Car Runners             16     27.34      437.44       156.64
             *                        6     41.00      246.00        58.74
                                    ---              --------     --------
    14       MEN                    122              3,204.08     1,199.38
             AVERAGE PER HOUR (A)                      400.51       149.92


    INS/TAX       TTL AMOUNT
    -------       ----------
     117.92           436.08
      44.23           153.27
     121.05           461.05
     145.28           514.16
     362.88         1,401.92
      90.72           350.48
     378.24         1,448.00
     218.72           812.80
     123.00           427.74
   --------         --------
   1,602.04         6,005.50
     200.26

              AVERAGE PER HOUR AS OF 07/01/94              $       787.75


7. RAILCAR LOADING - WEEKEND
----------------------------
# MEN        LABOR CLASS          HOURS      RATE       WAGES        ASSMT
-----        -----------          -----      ----       -----        -----
     1       Foreman                  8     44.23      353.84        82.32
             *                        2     44.23       88.46        20.58
     2       Crane Operators         10     36.32      363.20        97.90
             *                        8     36.32      290.56        78.32
     4       Dockmen                 32     34.02    1,088.64       313.28
     1       Wedgeman                 8     34.02      272.16        78.32
     4       Lift Drivers            32     35.47    1,135.04       313.28
     2       Car Runners             16     41.00      656.00       156.64
             *                        6     41.00      246.00        58.74
                                    ---              --------     --------
    14       MEN                    122              4,493.90     1,199.38
             AVERAGE PER HOUR (B)                      561.74       149.92


   INS/TAX       TTL AMOUNT
   -------       ----------
    176.92           613.08
     44.23           153.27
    181.60           642.70
    145.28           514.16
    544.32         1,946.24
    136.08           486.56
    567.52         2,015.84
    328.00         1,140.64
    123.00           427.74
  --------         --------
  2,246.95         7,940.23
    280.67

             OVERTIME DIFFERENTIAL PER HOUR (B-A)      $       241.64

      8. PMA TONNAGE ASSESSMENT-    FROM 07/01/05    TO 06/30/96
      --------------------------    -------------    -----------
      TONNAGE ASSESSMENT- PER KT            $1.28             $0.81

                                                                       EFFECTIVE
      9.OVERALL COST                                                      1/1/96
      ---------------                                                  ---------
      a. Vessel Unloading, I.L.W.U. Labor                                  $2.19
      b. Train Loading I.L.W.U. Labor                                      $1.09
      c. Maintenance, I.L.W.U. Labor                                       $0.51
      d. PMA Tonnage Assessment                                            $0.81
      e. Equipment & Overhead                                              $0.87
      f. Wharfage                                                          $4.60
                                                                       ---------
      TOTAL                                                               $10.07
                                                                       =========

      Volume Discount $1.18 per MT for all tonnage after one million metric tons.

Rio Doce Pasha Terminal, L.P.                               General Office:
A California Limited Partnership                            Tel: (310) 835-5042
RDP Terminal, Inc. (General Partner)                        FAX: (310) 835-1082
802 S. Fries Avenue     Wilmington, CA 90744                Executive Office:
                                                            Tel: (310) 835-9869
                                                            FAX: (310) 835-9861


                                                              November 15, 1996


Mr. Miguel Jourdan
Executive Vice President, Finance
California Steel Industries, Inc.
14000 San Bernardino Ave.
Fontana, CA 92335

Re: Stevedore / Terminal Rates - June 29, 1996 through June 27, 1997 Port of Los Angeles - Rio Doce Pasha Terminal, L.P.

Dear Mr. Jourdan:

Pursuant to the terms of our agreement, we herewith attach amended Schedules I & II which reflect the recently negotiated wages in the Memorandum of Understanding between the ILWU and the PMA, and the increase in PMA man-hour assessments effective July 1, 1996. Schedules III & IV were not affected and therefore remain unchanged.

Also attached are the labor cost calculations as well as railcar detention and differential costs for rail failures and weekend operations.

Although wages were dramatically increased, please keep in mind that last year the rates were significantly reduced. Moreover, next year the wage increases will only be $1.00 per hour and the following year there will be no increase to wages. However, PMA man-hour assessments are calculated on a year to year basis.

We will immediately begin retroactive adjustments of all invoices back to June 28, 1996.

We thank you for your patience during the long ratification process and for allowing us to be of service these many years. We look forward to continuing our close and successful relationship. Please call if you should have any questions.

We remain sincerely yours,

RIO DOCE PASHA TERMINAL, L.P.


/s/ Fred Van Deventer
Fred Van Deventer

cc:  Mr. Mauro Dias; Mr. Carl Horn; Mr. Scot Buckles

22.2 All joint working and dispatching rules shall remain in effect unless changed by mutual agreement. All other restrictions on the Employer or employees that are in conflict with the provisions of this Agreement are null and void.

Section 23

TERM OF AGREEMENT

         This Agreement shall remain in effect until 5:00 p.m., July 1, 1999, and shall be deemed renewed thereafter from year to year unless either party gives written notice to the other of a desire to modify or terminate the same, said notice to be given at least 60 days prior to the expiration date.

         IN WITNESS WHEREOF, the Parties here to have signed this Agreement.

Dated: November 1, 1996
Pacific Maritime Association                International Longshore and
                                            Warehouse Union

On behalf of its members                    Local 91
                                            /s/ Ivan Olson
/s/ Terry N. Lane
                                            Local 92
                                            /s/ Walt Butler

                                            Local 94
                                            /s/ George Kuvakas

                                            Local 98
                                            /s/ Paul Weiser

                                            Unit 29
                                            /s/ George Kuvakas

                                            Unit 46
                                            /s/ George Kuvakas



                                       1st & 2nd                        3rd
                  1st      2nd         Shift             3rd            Shift
                  Shift    Shift       Overtime          Shift          Overtime
20% Foreman      $30.40    $40.53      $45.60            $48.64           $54.72

30% Walking Boss/
         Foreman $34.00    $44.00      $49.50            $52.80           $59.40


                            1997-1999 WAGE SCHEDULE
                      Effective 8:00 a.m., June 28, 1997

                                      1st & 2nd                            3rd
                  1st       2nd         Shift             3rd             Shift
                 Shift     Shift       Overtime          Shift          Overtime
20% Foreman      $31.40    $41.87      $47.10            $50.24           $56.52

30% Walking Boss/
         Foreman $34.00    $45.33      $51.00            $54.40           $61.20

Pay Guarantee Plan                                                    Section 20
Rules and Administration

Section 20

PAY GUARANTEE PLAN, RULES, AND ADMINISTRATION

         This Pay Guarantee Plan continues and is an extension of the Pay Guarantee Plan provided in the Memorandum of Understanding of February 10, 1972, as amended through July 1, 1993.

Preamble

         The basic intention of the Pay Guarantee Plan (hereinafter PGP) is to provide a weekly income to eligible registered men.

20.1 For each year of the Agreement the Employers will have a contingent liability for the Pay Guarantee Plan of the following maximum amounts:

First year        (6/29/96 to 6/28/97) .........................$24,960,000
Second year       (6/28/97 to 6/27/98)..........................$20,020,000
Third year        (6/27/98 to 7/01/99)..........................$20,020,000

20.11 In the first year $6,240,000 will be made available each quarter; in the second year $5,005,000 will be made available in each quarter; in the third year $5,005,000 will be made available each quarter.

20.12 One-thirteenth of each quarter's amount will be contingent liabilities and will be available at the end of each payroll week to meet the Plan's payout requirements for that week.

20.13 At the end of the first payroll week if the benefits that have been paid are less than the amount available for that week, the unused amount will be made available for the next payroll week(s) as provided in Section 20.3. Thereafter, the unused amount of the total available in any payroll week shall be made available for the following payroll week(s). This accumulating procedure shall continue over the full 156-week contract period.

20.14 The Employers will determine the method by which contributions for the contingent liability will be collected and made available.

20.2 Benefits. Effective with the beginning of the third payroll quarter of 1987, PGP benefits for Class A employees shall be a maximum of 38 hours pay each week; PGP benefits for Class B employees who have 5 or more vacation qualifying years as of the preceding April 1 shall be a maximum of 38 hours pay each week; PGP benefits for Class B employees with less than 5 vacation qualifying years as of the preceding April 1 shall be a maximum of 28 hours pay each week. The hourly rate of PGP pay shall be the employee's appropriate straight time rate of pay as provided under Section 4.13.


20.21 An exception to the benefits provided in Section 20.2 above shall be that new registrants after July 1, 1984 shall not be entitled to PGP benefits until completion of 1 year of registration.

20.22 The benefits payable each week shall be the difference between a man's earnings for the 4-week period ending with the current week and PGP benefits for those 4 weeks.

20.221 Earnings are defined as all earnings and/or compensation received during the payroll week or period including such payments as straight time, overtime, skill pay, penalty cargo pay, travel time pay, pay for vacations and paid holidays, jury duty pay, State unemployment benefits and PGP payments.

20.2211 Compensation shall include all payroll adjustments including monetary claims paid as a result of LRC or arbitration decisions. Payroll adjustments shall be included as

                       CALIFORNIA STEEL INDUSTRIES, INC.
                         RIO DOCE PASHA TERMINAL, L.P.
                     EXHIBIT 1 - Minimum 14,000 MT Per Day
                 LABOR COSTS FOR SLAB OPERATIONS - LOS ANGELES
               EFFECTIVE: JANUARY 1, 1998 THROUGH JUNE 27, 1998


1. STEVEDORE GANG COSTS - WEEKDAY, DAY SHIFT (2 GANGS)
--------------------------------------------------------------------------------
                                             ADDED
                                             STEADY     TOTAL
# MEN     LABOR CLASS           HOURS        HOURS      HOURS           RATE
-----     ------------          -----        ------     -----           -----
  2       Hatch Foremen           16           2          18            34.00
                  "                4           2           6            51.00
  2       Hatch Clerks            16           0          16            25.68
  4       Crane Operators         20           4          24            30.22
                  "               16           0          16            45.32
  2       Hatchtenders            16           0          16            27.95
  4       Key Holdmen             32           0          32            30.22
 16       Basic L/S              128           0         128            25.68
  4       Lift Drivers            32           0          32            30.22
                  "                0           4           4            45.32
  6       Truck Drivers           48           0          48            27.95
  2       Key Foremen             16           2          18            34.00
                  "                4           2           6            51.00
  1       Supercargo               8           0           8            32.48
                  "                3           0           3            48.73
  1       Floor Runner             8           0           8            31.35
                  "                3           0           3            47.03
 --                              ---          --         ---
 44       MEN                    370          16         386
          AVERAGE PER GANG HOUR

          1996 GANG COST
          INCREASE %

        WAGES        ASSMT     INS/TAX     TTL AMOUNT
        -----        -----     -------     ----------
       621.00       251.28      306.00       1,169.28
       306.00        83.76      153.00         542.76
       410.88       191.36      205.44         807.68
       725.28       287.04      362.64       1,374.96
       725.12       191.36      362.56       1,279.04
       447.20       191.36      223.60         862.16
       967.04       382.72      483.52       1,833.28
     3,287.04     1,530.88    1,643.52       6,461.44
       967.04       382.72      483.52       1,833.28
       181.28        47.84       90.64         319.76
     1,341.60       574.08      670.80       2,586.48
       612.00       251.28      306.00       1,169.28
       306.00        83.76      153.00         542.76
       259.84        95.68      129.92         486.44
       146.19        35.88       73.10         255.17
       250.80        95.68      125.40         471.88
       141.09        35.88       70.55         247.52
    ---------     --------    --------      ---------
    11,686.40     4,712.56    5,843.21      22,242.17
       730.40       294.54      365.20

       666.20       261.64      333.10       1,260.94
                                               10.25%


2. STEVEDORE GANG COSTS - WEEKDAY, NIGHT SHIFT (2 GANGS)
--------------------------------------------------------------------------------
                                           ADDED
                                           STEADY      TOTAL
# MEN    LABOR CLASS            HOURS      HOURS       HOURS           RATE
-----    -----------            -----      ------      -----           ----
 2       Hatch Foremen           16           2          18            45.33
                 *                4           2           6            51.00
 2       Hatch Clerks            16           0          16            34.24
                 *               16           0          16            45.32
 4       Crane Operators         20           4          24            40.29
 2       Hatchtender             16           0          16            37.26
 4       Key Holdmen             32           0          32            40.29
16       Basic L/S              128           0         128            34.24
 4       Lift Drivers            32           0          32            40.29
                 *                0           4           4            45.32
 6       Truck Drivers           48           0          48            37.26
 2       Key Foremen             16           2          18            45.33
                 *                4           2           6            51.00
 1       Supercargo               8           0           8            43.31
                 *                3           0           3            48.73
 1       Floor Runner             8           0           8            41.80
                 *                3           0           3            47.03
----                            ---          --         ---
 44      MEN                    370          16         386
         AVERAGE PER GANG HOUR

         1996 GANG COST
         INCREASE %

      WAGES        ASSMT     INS/TAX     TTL AMOUNT
      -----        -----     -------     ----------
     815.94       251.28      407.97       1,475.19
     306.00        83.76      153.00         542.76
     547.84       191.36      273.92       1,013.12
     725.12       191.36      362.56       1,279.04
     966.96       287.04      483.48       1,737.48
     596.16       191.36      298.08       1,085.60
   1,289.28       382.72      644.64       2,316.64
   4,382.72     1,530.88    2,191.36       8,104.96
   1,289.28       382.72      644.64       2,316.64
     161.28        47.84       90.64         319.76
   1,788.48       574.08      894.24       3,256.80
     815.94       251.28      407.97       1,475.19
     306.00        83.76      153.00         542.76
     346.48        95.68      173.24         615.40
     146.19        35.88       73.10         255.17
     334.40        95.68      167.20         597.28
     141.09        35.88       70.55         247.52
  ---------     --------    --------      ---------
  14,979.16     4,712.56    7,489.59      27,181.31
     936.20       294.54      468.10

     859.61       261.64      429.80       1,551.05
                                              9.53%

    California Consumer Price Index                                  Page 1 of 2
    CA TRADE AND COMMERCE AGENCY



                     California Consumer Price Index (CPI)

             The CPI is a measure of prices at the consumer level, based upon a survey Of goods and services conducted by the U.S. Bureau of Labor Statistics. The CPI can be used to calculate consumer price inflation by comparing index levels at different points in time.

             The U.S. Bureau of Labor Statistics (BLS) publishes CPI data for major metropolitan areas in the U.S., as well as a U.S. City Average. The California CPI is calculated by the California Department of Industrial Relations as a weighted average of the three major metropolitan areas in the state surveyed by BLS. The table below contains CPIs for California, the U.S., and the major metropolitan areas in the state.

             (Note: The Bureau of Labor Statistics prepares two CPI series:
             Urban Wage Earners and Clerical Workers (CPI-W) and All Urban Consumers (CPI-U). Each index is based on the expenditures of their respective groups. However, the CPI-U is the more widely used index for measuring consumer price inflation and is the series presented below.)

                   Return to Links to Economic Data by Subject
                   -------------------------------------------

             ---------------------------------------------------------
                              Consumer Price Index
                           All Urban Consumers (CPI-U)
                                 (1982-1984=100)

                                         Los Angeles        San Francisco
                      California             Anaheim             Oakland
                                           Riverside           San Jose*

         1997:
            Jan.           158.8                159.1               157.0
            Feb.           159.2                159.2               157.9
            Mar.           160.0                159.8               159.2
            Apr.           160.2                159.9               159.6
            May            160.0                159.5               159.8
            Jun.           160.0                159.4               160.0
            Jul.           160.2                159.5               160.6
            Aug.           160.5                159.7               161.1
            Sep            161.2                160.5               161.6

         San Diego**             U.S. City
                                   Average


                -                    159.1
                -                    159.6
                -                    160.0
                -                    160.2
                -                    160.1
                -                    160.3
              163.7                  160.5
                -                    160.8
                -                    161.2

     California Consumer Price Index        Page 2 of 2

           Oct.            161.9               161.1               162.5
           Nov.            161.7               160.7               162.6
           Dec.            162.0               161.2               162.6
    Annual Ave.            160.5               160.0               160.4
         1998:
           Jan.              -                 161.0                 -
           Feb.            162.1               161.1               163.2
           Mar.              -                 161.4                 -
           Apr.            163.1               161.8               164.6
           May               -                 162.3                 -
           Jun.            163.6               162.2               165.5
           Jul.              -                 162.1                 -
           Aug.            164.3               162.6               166.6


               -                    161.6
               -                    161.5
             163.7                  161.3
             163.7                  160.5

               -                    161.6
               -                    161.9
               -                    162.2
               -                    162.5
               -                    162.8
               -                    163.0
             166.0                  163.2
               -                    163.4


              * The index for San Francisco-Oakland-San Jose will be published by the U.S. Bureau of Labor Statistics for even numbered months only.
              ** The index for San Diego is published semi-annually for July and December.

Rio Doce Pasha Terminal, L.P.                               General Office:
A California Limited Partnership                            Tel:  (310) 835-5042
RDP Terminal, Inc. (General Partner)                        FAX: (310) 835-1082
802 S. Fries Avenue     Wilmington, CA 90744
                                                            Executive Office:
                                                            Tel:  (310) 835-9869
                                                            FAX: (310) 835-9861

        September 12, 1997

        Mr. Miguel Jourdan
        Executive Vice President, Finance
        California Steel Industries, Inc.
        14000 San Bernardino Ave.
        Fontana, CA 92335

        Re: Stevedore/Terminal Rates - June 28, 1997 through December 31, 1997 Stevedore/Terminal Rates - January 1, 1998 through June 27, 1998 Port of Los Angeles - Rio Doce Pasha Terminal, L.P.

        Dear Mr. Jordan:

        Further to our letter of June 27, 1997 and our numerous discussions concerning the rate adjustments, we are pleased to submit the attached Schedules I & II for the above referenced time periods. Schedules III & IV were not affected and therefore remain unchanged.

        A. June 28, 1997 through December 31, 1997

        This rate is consistent with past adjustments wherein labor wage increases have been passed along in our rates with the following additions:

                1. RDP will invoice on its monthly miscellaneous railcar bills
                   $.05 per MT and the cost of a half a wedgeman (4 Hrs for every shift worked), to cover the cost of additional wedging demands.

                2. Slabs larger than 22 MT each, exceeding 45,000 MT per annum, will not be subject to the volume discount.
                   Dispatch/Demurrage for vessels with slabs larger than 22 MT, exceeding 45,000 MT per annum to be calculated at 10,000 MT per day. For June 28 through December 31, 1997 we will prorate this to tonnage exceeding 22,500 MT.

        B. January 1, 1998

        Starting January 1, 1998 the rate will include the additional hours that are required to retain steady labor which has become an intregal part of the gang cost.

       Mr. Miguel Jourdan
       September 12, 1997
       Page 2

       If all is in order please advise and we will immediately begin to retroactively adjust invoices since June 28. If you should have any questions or comments we would be most pleased to discuss any items at your convenience.

       We remain sincerely yours,

       RIO DOCE PASHA TERMINAL, L.P.

       /s/ Fred Van Deventer
       Fred Van Deventer
       Contract Administration Manager

       c:         Mr. Mauro Dias
                  Mr. Carl Horn
                  Mr. Jeff Burgin

Steel Slabs
---------------------------------------------------------

                             RIO DOCE PASHA TERMINAL
                        CALIFORNIA STEEL INDUSTRIES, INC.
                                   SCHEDULE I
               EFFECTIVE: JUNE 28, 1997 THROUGH DECEMBER 31, 1997

    STEVEDORE AND TERMINAL SERVICE CHARGES

    (1) The stevedore and terminal rate for discharging of steel slabs and loading to rail cars shall be $10.91 per metric tons (mtons), 1st or 2nd shift, seven days a week. This rate consists of the following rate factors:

                                                        From:   June  28,  1997
                                                        Until: DECEMBER 31, 1998
             (a) ILWU labor, vessel unloading                             $2.620
             (b) ILWU labor, train loading                                $1.318
             (c) ILWU labor, maintenance                                  $0.606
                                                                          ------
Total manning                                                             $4.544

             (d) PMA tonnage assessment                                   $0.841
             (e) Equipment & overhead                                     $0.920
             (f) Wharfage                                                 $4.600
                                                                          ------
                           TOTAL                                          $10.91

    (2) The above rate is subject to rate inclusions/not inclusions listed in Schedule IV, Articles A, B and C of this agreement, and the following conditions:

             (a) Rates are based on the current mix of individual steel slabs with weights less than and greater than 22 mton, and will be of a similar ratio through 1997 year end. Customer and Contractor will review the mix of individual slab weights in 1998.

             (b) Vessels to be of the open hatch class, and cargo to be stowed with proper blockage stow, with sufficient access and separation to allow ease of slinging cargo for maximum lifts up to 45 mtons with the container cranes. (Stowage commonly referred to as a "California" stow).

                                  - Page 1 -

Steel Slabs
---------------------------------------------------------

             (c) For cargoes requiring positioning under the hatch projection, Contractor will provide for the service without extra charge to Customer.

    (3) Service charges for operations other than stated above shall be negotiated on a vessel by vessel basis.

    (4) Rail car loading shall be performed only during weekdays, from 0800 through 1700 hours.

    (5) ILWU labor on standby awaiting for rail cars to be positioned will be charged to Customer at the rates set forth in Schedules II and III attached hereto.

    ROUTINE RATE ADJUSTMENT FACTORS

    (1) All rates in this agreement are based on ILWU wages, PMA man-hour assessments, PMA tonnage assessments, insurance and taxes in effect on the date of this agreement. Increases or decreases in any of those costs during the term of this agreement shall be reflected in the rates of this agreement by the same amount of any such increases or decreases.

    (2) Wharfage charges at $4.60 per mton of steel slabs shall be adjusted in accordance with increases or decreases in the Port Tariff Rate during the term of this agreement.

    (3) Equipment costs, including for vessel unloading and rail car loading, and Contractor's overhead shall be adjusted each July 1st by the percentage change in the Southern California Consumer Price Index for the year ending the previous March 31st.

    VOLUME DISCOUNT

    Contractor will give Customer a volume discount of $1.18 for tonnage in excess of the annual minimum guarantee of 1,000,000 mtons.

                                   - Page 2 -

Steel Slabs
---------------------------------------------------------



   OTHER DISCOUNTS

             (a) The steel slab throughput for cargo on vessels provided with the proper stow as described above and worked with vessel gear (which in Contractor's opinion is capable of production closely comparable to that of the shore gantry crane) will receive a discount of $1.00 per metric ton.

             (b) Those steel slab cargoes which are taken by truck will receive a discount of $0.75 per metric ton.

                                   - Page 3 -

Steel Slabs
---------------------------------------------------------


                                  RDP TERMINAL
                        CALIFORNIA STEEL INDUSTRIES, INC.
                                   SCHEDULE II
                         GANG HOUR/MANHOUR BILLING RATES
               EFFECTIVE: JUNE 28, 1997 THROUGH DECEMBER 31, 1997

   A.    GANG HOUR BILLING RATES (STEVEDORE ONLY)                       PER HOUR
         ----------------------------------------                      ---------

           (1)   Standby/detention         - 1st shift                 $1,316.98
                                           - 2nd shift                 $1,617.65
                                           - Overtime shift            $1,834.58

           (2)   Extra labor               - 1st shift                 $1,514.53
                                           - 2nd shift                 $1,860.30
                                           - Overtime shift            $2,109.77

            NOTE 1: Refer to Schedule III for equipment charges.
            NOTE 2: Extra labor rates consist of detention rates plus 15%
                    markup.

B. MAN-HOUR BILLING RATES - PER HOUR (EXTRA LABOR @ 15% MARKUP)
   ------------------------------------------------------------

       Labor Class       1st Det   1st Xtr   2nd Diff OT Diff  3rd Diff  3rd OTD
       -----------       -------   -------   -------- -------  --------  -------

        Longshoremen        50.48    54.33    12.84     19.26    23.11     30.82
        Skilled L/S (10%)   53.89    58.08    13.97     20.96    25.16     33.54
        Skilled L/S (20%)   57.29    61.82    15.11     22.67    27.20     36.26
        Crane/Tophandler    67.28    71.81    15.11     22.67    27.20     36.26
        Gearman             67.28    71.81    15.11     22.67    27.20     36.26
        Mechanic            68.00    72.59    15.31     22.97    28.16     36.74
        Lead Mechanic       83.18    88.14    16.54     24.81    29.77     39.70
        Key Foremen         87.58    92.68    17.00     25.50    30.60     40.80
        Basic Clerk         50.48    54.33    12.84     19.26    23.11     30.82
        Supervisor  (15%)   74.93    79.29    14.54     21.81    26.17     34.90
        Supervisor  (25%)   79.61    84.31    15.67     23.51    28.22     37 62
        Supervisor  (30%)   81.94    86.81    16.24     24.36    29.23     38.98
        Cooper              50.48    54.33    12.84     19.26    23.11     30.82
        Chief Cooper        74.93    79.29    14.54     21.81    26.17     34.90


                                   - Page 4 -

                        CALIFORNIA STEEL INDUSTRIES, INC.
                          RIO DOCE PASHA TERMINAL, L.P.
                      EXHIBIT 1 - Minimum 14,000 MT Per Day
                  LABOR COSTS FOR SLAB OPERATIONS - LOS ANGELES
               EFFECTIVE: JUNE 28, 1997 THROUGH DECEMBER 31, 1997

     1. STEVEDORE GANG COSTS - WEEKDAY, DAY SHIFT (2 GANGS)
     ------------------------------------------------------
        # MEN     LABOR CLASS         HOURS              RATE          WAGES
        -----     -----------         ------            -----         ------
            2     Hatch Foremen          16             34.00         544.00
                        "                 4             51.00         204.00
            2     Hatch Clerks           16             25.68         410.88
            4     Crane Operators        20             30.22         604.40
                        "                16             45.32         725.12
            2     Hatchtenders           16             27.95         447.20
            4     Key Holdmen            32             30.22         967.04
           16     Basic L/S             128             25.68        3287.04
            4     Lift Drivers           32             30.22         967.04
            6     Truck Drivers          48             27.95        1341.60
            2     Key Foremen            16             34.00         544.00
                        "                 4             51.00         204.00
            1     Supercargo              8             32.48         259.84
                        "                 3             48.73         146.19
            1     Floor Runner            8             31.35         250.80
                        "                 3             47.03         141.09
           --                           ---                         --------
           44     MEN                   370                         11044.24
                  AVERAGE PER GANG HOUR                               690.27

                  1996 GANG COST                                       666.2
                  INCREASE %


       ASSMT       INS/TAX      TTL AMOUNT
      ------       -------      ----------
      223.36        272.00        1039.36
       55.84        102.00         361.84
      191.36        206.44         807.68
      239.20        302.20        1145.80
      191.36        362.56        1279.04
      191.36        223.60         862.16
      382.72        483.52        1833.28
     1530.88       1643.52        6461.44
      382.72        483.52        1833.28
      574.08        670.80        2586.48
      223.36        272.00        1039.36
       55.84        102.00         361.84
       95.68        129.92         485.44
       35.88         73.10         255.17
       95.68        125.40         471.88
       35.88         70.55         247.52
     -------       -------       --------
     4505.20       5522.13       21071.57
      281.58        345.13

      261.64         333.1       $1,260.94
                                     4.44%


     2. STEVEDORE GANG COSTS - WEEKDAY, NIGHT SHIFT (2 GANGS)
     --------------------------------------------------------
        # MEN     LABOR CLASS         HOURS              RATE          WAGES
        -----     -----------         -----              ----          -----
            2     Hatch Foremen          16             45.33         725.28
                        "                 4             51.00         204.00
            2     Hatch Clerks           16             34.24         547.84
            4     Crane Operators        20             40.29         805.80
                        "                16             45.32         725.12
            2     Hatchtender            16             37.26         596.16
            4     Key Holdmen            32             40.29        1289.28
           16     Basic L/S             128             34.24        4382.72
            4     Lift Drivers           32             40.29        1289.28
            6     Truck Drivers          48             37.26        1788.48
            2     Key Foreman            16             45.33         725.28
                        "                 4             51.00         204.00
            1     Supercargo              8             43.31         346.48
                        "                 3             48.73         146.19
            1     Floor Runner            8             41.80         334.40
                        "                 3             47.03         141.09
           ---                          ---                         --------
           44     MEN                   370                         14251.40
                  AVERAGE PER GANG HOUR                               890.71

                  1996 GANG COST                                      859.61
                  INCREASE %











       ASSMT        INS/TAX     TTL AMOUNT
      ------        -------     ----------
      223.36        362.64        1311.28
       55.84        102.00         361.84
      191.36        273.92        1013.12
      239.20        402.90        1447.90
      191.36        362.56        1279.04
      191.36        298.08        1085.60
      382.72        644.64        2316.64
     1530.88       2191.36        8104.96
      382.72        644.64        2316.64
      574.08        894.24        3256.80
      223.36        362.64        1311.28
       55.84        102.00         361.84
       95.68        173.24         615.40
       35.88         73.10         255.17
       95.68        167.20         597.28
       35.88         70.55         247.52
     -------       -------       --------
     4505.20       7125.71       25882.31
      281.58        445.36

      261.64        429.80       $1,551.05
                                   4.29%

     3. STEVEDORE GANG COSTS - WEEKEND, DAY SHIFT (2 GANGS)
     ------------------------------------------------------
         #MEN     LABOR CLASS         HOURS              RATE          WAGES
         ----     -----------         -----              ----          -----
            2     Hatch Foremen          16             51.00            816
                        "                 4             76.50            306
            2     Hatch Clerks           16             38.52         616.32
            4     Crane Operators        20             45.32          906.4
                        "                16             67.98        1087.68
            2     Matchtenders           18             41.92         670.72
            4     Key Holdmen            32             45.32        1450.24
           16     Basic L/S             128             38.52        4930.56
            4     Lift Drivers           32             45.32        1450.24
            6     Truck Drivers          48             41.92        2012.16
            2     Key Foremen            16             51.00            816
                        "                 4             76.50            306
            1     Supercargo              8             48.73         389.84
                        "                 3             73.10          219.3
            1     Floor Runner            8             47.03         376.24
                        "                 3             70.55         211.65
          ---                           ---                         --------
           44     MEN                   370                         16565.36
                  AVERAGE PER GANG HOUR                              1035.33

                  1996 GANG COST                                      999.26
                  INCREASE %


        ASSMT       INS/TAX      TTL AMOUNT
        -----       -------      ----------
       223.36        408.00        1447.36
        55.84        153.00         514.84
       191.36        308.16        1115.84
       239.20        453.20        1598.80
       191.36        543.84        1822.88
       191.36        335.36        1197.44
       382.72        725.12        2558.08
      1530.88       2465.28        8926.72
       382.72        725.12        2558.08
       574.08       1006.08        3592.32
       223.36        408.00        1447.36
        55.84        153.00         514.84
        95.68        194.92         680.44
        35.88        109.65         364.83
        95.68        188.12         660.04
        35.88        105.83         353.36
      -------       -------       --------
      4505.20       8282.68       29353.23
       281.58        517.67

       261.64        499.63       $1,760.53
                                      4.21%


     4. STEVEDORE GANG COSTS - WEEKEND, NIGHT SHIFT (2 GANGS)
     --------------------------------------------------------
        # MEN     LABOR CLASS         HOURS              RATE          WAGES
        -----     -----------         -----              ----          -----
            2     Hatch Foreman          16             51.00         816.00
                        "                 4             76.50         306.00
            2     Hatch Clerks           16             38.52         616.32
            4     Crane Operators        20             45.32         906.40
                        "                16             67.98        1087.68
            2     Hatchtender            16             41.92         670.72
            4     Key Holdmen            32             45.32        1450.24
           16     Basic L/S             128             38.52        4930.56
            4     Lift Drivers           32             45.32        1450.24
            6     Truck Drivers          48             41.92        2012.16
            2     Key Foreman            16             51.00         816.00
                        "                 4             76.50         306.00
            1     Supercargo              8             48.73         389.84
                        "                 3             73.10         219.30
            1     Floor Runner            8             47.03         376.24
                        "                 3             70.55         211.65
          ---                           ---                         --------
           44     MEN                   370                         16565.35
                  AVERAGE PER GANG HOUR                              1035.33

                  1996 GANG COST                                      999.26
                  INCREASE %


       ASSMT       INS/TAX      TTL AMOUNT
       -----       -------      ----------
      223.36        408.00        1447.36
       55.84        153.00         514.84
      191.36        308.16        1115.84
      239.20        453.20        1598.80
      191.36        543.84        1822.88
      191.36        335.36        1197.44
      382.72        725.12        2558.08
     1530.88       2465.28        8926.72
      382.72        725.12        2558.08
      574.08       1006.08        3592.32
      223.36        408.00        1447.36
       55.84        153.00         514.84
       95.68        194.92         680.44
       35.88        109.65         364.83
       95.68        188.12         660.04
       35.88        505.83         353.36
     -------       -------       --------
     4505.20       8282.68       29353.23
      281.58        517.67

      261.64        499.63       $1,760.53
                                     4.21%

     5. SEVEN DAY AVERAGE HOURLY GANG COST     TTL HRS    RATE/HR     TTL AMOUNT
     -------------------------------------     -------    -------     ----------

     WEEKDAY, DAY    5 DAYS @ 16 HOURS EACH      80       1,316.98   $105,358.40
     WEEKDAY, NIGHT  5 NIGHTS @ 16 HOURS EACH    80       1,617.65    129,412.00
     WEEKEND, DAY    2 DAYS @ 16 HOURS EACH      32       1,834.58     58,706.56
     WEEKEND, NIGHT  2 NIGHTS @ 16 HOURS EACH    32       1,834.58     58,706.56
                                                ---                  -----------
     TOTAL                                      224                  $352,183.52

     7 - DAY AVERAGE HOURLY GANG COST

     7 - DAY AVERAGE HOURLY GANG COST AS OF 06/29/96                   $1,507.29
     INCREASE %                                                            4.31%

     6. RAILCAR LOADING - WEEKDAY
     ----------------------------
        # MEN     LABOR CLASS         HOURS              RATE          WAGES
        -----     -----------         -----              ----          -----
            1     Foreman                 8             34.00         272.00
                      "                   2             51.00         102.00
            2     Crane Operators        10             30.22         302.20
                      "                   8             45.32         362.56
            4     Dockmen                32             25.68         821.76
            1     Wedgeman                8             25.68         205.44
            4     Lift Drivers           32             30.22         967.04
            2     Car Runners            16             32.48         519.68
                      "                   6             48.73         292.38
           --                           ---                          -------
           14     MEN                   122                          3845.06
                  AVERAGE PER HOUR (A)                                480.63

                  AVERAGE PER HOUR AS OF 06/29/98
                  INCREASE %


        ASSMT       INS/TAX      TTL AMOUNT
        -----       -------      ----------
       111.68        136.00          519.68
        27.92         51.00          180.92
       119.60        151.10          572.90
        95.68        181.28          639.52
       382.72        410.88         1615.36
        95.68        102.72          403.84
       382.72        483.52         1833.28
       191.36        259.84          970.88
        71.76        146.19          510.33
      -------       -------         -------
      1479.12       1922.53         7246.71
       184.89        240.32

                                    $868.91
                                      4.25%


     7. RAILCAR LOADING - WEEKEND
     ----------------------------
        # MEN     LABOR CLASS         HOURS              RATE          WAGES
        -----     -----------         -----              ----          -----
            1     Foreman                 8             51.00         408.00
                     "                    2             76.50         153.00
            2     Crane Operators        10             45.32         453.20
                     "                    8             45.32         382.56
            4     Dockmen                32             38.52        1232.64
            1     Wedgeman                8             38.52         308.16
            4     Lift Drivers           32             45.32        1450.24
            2     Car Runners            16             48.73         779.68
                     "                    6             48.73         292.38
           --                           ---                          -------
           14     MEN                   122                          5439.86
                  AVERAGE PER HOUR (B)                                679.98

                  OVERTIME DIFFERENTIAL PER HOUR (B - A)

       ASSMT       INS/TAX      TTL AMOUNT
       -----       -------      ----------
      111.68        204.00         723.68
       27.92         76.50         257.42
      119.60        226.60         799.40
       95.68        181.28         639.52
      382.72        616.32        2231.68
       95.68        154.08         557.92
      382.72        725.12        2558.08
      191.36        389.84        1360.88
       71.76        146.19         510.33
     -------       -------        -------
     1479.12       2719.93        9638.91
      184.89        339.99

                                  $299.02

    8. PMA TONNAGE ASSESSMENT-     FROM 07/01/97   TO 06/30/98
    --------------------------     -------------   -----------

    TONNAGE ASSESSMENT - PER KT        $0.915         $0.841

                                        EFFECTIVE       EFFECTIVE              %
    9. OVERALL COST                       6/29/96         6/28/97       Increase
    ----------------------------------------------------------------------------

    a. Vessel Unloading, I.L.W.U. Labor    $2.512          $2.620          4.30%
    b. Train Loading, I.L.W.U. Labor       $1.264          $1.318          4.27%
    d. Maintenance, I.L.W.U. Labor         $0.581          $0.606          4.30%
    e. PMA Tonnage Assessment              $0.915          $0.841         -8.09%
    f. Equipment & Overhead                $0.895          $0.920          2.79%
    g. Wharfage                            $4.600          $4.600          0.00%

    TOTAL                                  $10.77          $10.91          1.30%
                                           ======          ======

    Volume Discount: $1.18 per MT for all tonnage after one million metric tons.

    Large Slabs:        Slabs larger than 22 MT each, exceeding 45,000 MT
                        per annum, will not be subject to the volume discount.
                        Dispatch/Demurrage for vessels with slabs larger then 22
                        MT, exceeding 45,000 MT per annum, to be calculated at 10,000 MT per day.

    Wedges/Wedgemen:    Because of additional requirements by the railroad,
                        RDP will invoice on its monthly miscellaneous railcar bills $ .05 per MT for wedges. Moreover, RDP will invoice an additional half a wedgeman (4 Hrs) for every day railcars are loaded.

     10. Railcar Loading - Detentions / Differentials
     ------------------------------------------------------------------------

     A. Weekdays (Monday through Friday, 0800-1700)

                Detentions - Standby for Railcars               $905.84 Per Hour

     B. Weekends, Holidays, & Extended Shifts

                Detentions - Standby for Railcars             $1,204.86 Per Hour

                Overtime Differential                           $299.02 Per Hour

Steel Slabs
---------------------------------------------------------


                             RIO DOCE PASHA TERMINAL
                        CALIFORNIA STEEL INDUSTRIES, INC.
                                   SCHEDULE I
                EFFECTIVE: JANUARY 1, 1998 THROUGH JUNE 27, 1998

   STEVEDORE AND TERMINAL SERVICE CHARGES

   (1) The stevedore and terminal rate for discharging of steel slabs and loading to rail cars shall be $11.12 per metric tons (mtons), 1st or 2nd shift, seven days a week. This rate consists of the following rate factors:

                                                           From: JANUARY 1, 1998
                                                           Until:  JUNE 27, 1998
            (a) ILWU labor, vessel unloading                              $2.731
            (b) ILMU labor, train loading                                 $1.425
            (c) ILWU labor, maintenance                                   $0.604
                                                                          ------
                       Total manning                                      $4.760

            (d) PMA tonnage assessment                                    $0.841
            (e) Equipment & overhead                                      $0.920
            (f) Wharfage                                                  $4.600
                                                                          ------
                       TOTAL                                              $11.12

    (2) The above rate is subject to rate inclusions/not inclusions listed in Schedule IV, Articles A, B and C of this agreement, and the following conditions:

            (a) Rates are based on the current mix of individual steel slabs with weights less than and greater than 22 mton, and will be of a similar ratio through 1998 year end. Customer and Contractor will review the mix of individual slab weights in 1999.

            (b) Vessels to be of the open hatch class, and cargo to be stowed with proper blockage stow, with sufficient access and separation to allow ease of slinging cargo for maximum lifts up to 45 mtons with the container cranes. (Stowage commnonly referred to as a "California" stow).

                                   - Page 1 -

Steel Slabs
---------------------------------------------------------

            (c) For cargoes requiring positioning under the hatch projection, Contractor will provide for the service without extra charge to Customer.

    (3) Service charges for operations other than stated above shall be negotiated on a vessel by vessel basis.

    (4) Rail car loading shall be performed only during weekdays, from 0800 through 1700 hours.

    (5) ILMU labor on standby awaiting for rail cars to be positioned will be charged to Customer at the rates set forth in Schedules II and III attached hereto.

   ROUTINE RATE ADJUSTMENT FACTORS

    (1) All rates in this agreement are based on ILWU wages, PMA man-hour assessments, PMA tonnage assessments, insurance and taxes in effect on the date of this agreement. Increases or decreases in any of those costs during the term of this agreement shall be reflected in the rates of this agreement by the same amount of any such increases or decreases.

    (2) Wharfage charges at $4.60 per mton of steel slabs shall be adjusted in accordance with increases or decreases in the Port Tariff Rate during the term of this agreement.

    (3) Equipment costs, including for vessel unloading and rail car loading, and Contractor's overhead shall be adjusted each July 1st by the percentage change in the Southern California Consumer Price Index for the year ending the previous March 31st.

   VOLUME DISCOUNT

   Contractor will give Customer a volume discount of $1.18 for tonnage in excess of the annual minimum guarantee of 1,000,000 mtons.

                                   - Page 2 -

Steel Slabs
---------------------------------------------------------

   OTHER DISCOUNTS

            (a) The steel slab throughput for cargo on vessels provided with the proper stow as described above and worked with vessel gear (which in Contractor's opinion is capable of production closely comparable to that of the shore gantry crane) will receive a discount of $1.00 per metric ton.

            (b) Those steel slab cargoes which are taken by truck will receive a discount of $0.75 per metric ton.

                                   - Page 3 -

Steel Slabs
---------------------------------------------------------


                                  RDP TERMINAL
                        CALIFORNIA STEEL INDUSTRIES, INC.
                                   SCHEDULE II
                         GANG HOUR/MANHOUR BILLING RATES
                EFFECTIVE: JANUARY 1, 1998 THROUGH JUNE 27, 1998

    A. GANG HOUR BILLING RATES (STEVEDORE ONLY)                         PER HOUR
       ----------------------------------------                         --------
           (1)   Standby/detention   -   - 1st shift                   $1,390.14
                                         - 2nd shift                   $1,698.84
                                         - Overtime shift              $1,874.55

           (2)   Extra labor             - 1st shift                   $1,598.66
                                         - 2nd shift                   $1,953.67
                                         - Overtime shift              $2,155.73

            NOTE 1:    Refer to Schedule III for equipment charges.

            NOTE 2: Extra labor rates consist of detention rates plus 15% markup.

B.    MAN-HOUR BILLING RATES - PER HOUR (EXTRA LABOR @ 15% MARKUP)
      ------------------------------------------------------------
                             1st      1st      2nd         OT      3rd      3rd
      Labor Class            Det      Xtr      Diff       Diff     Diff     OTD
      -----------           -----    -----    -----      -----    -----    -----
        Longshoremen        50.48    54.33    12.84      19.26    23.11    30.82
        Skilled L/S (10%)   53.89    58.08    13.97      20.96    25.16    33.54
        Skilled L/S (20%)   57.29    61.82    15.11      22.67    27.20    36.26
        Crane/Tophandler    67.28    71.81    15.11      22.67    27.20    36.26
        Gearman             67.28    71.81    15.11      22.67    27.20    36.26
        Mechanic            68.00    72.59    15.31      22.97    28.16    36.74
        Lead Mechanic       83.18    88.14    16.54      24.81    29.77    39.70
        Key Foremen         87.58    92.68    17.00      25.50    30.60    40.80
        Basic Clerk         50.48    54.33    12.84      19.26    23.11    30.82
        Supervisor  (15%)   74.93    79.29    14.54      21.81    26.17    34.90
        Supervisor  (25%)   79.61    84.31    15.67      23.51    28.22    37.62
        Supervisor  (30%)   81.94    86.81    16.24      24.36    29.23    38.98
        Cooper              50.48    54.33    12.84      19.26    23.11    30.82
        Chief Cooper        74.93    79.29    14.54      21.81    26.17    34.90

                                  - Page 4 -

                        CALIFORNIA STEEL INDUSTRIES, INC.
                          RIO DOCE PASHA TERMINAL, L.P.
                      EXHIBIT 1 - Minimum 14,000 MT Per Day
                  LABOR COSTS FOR SLAB OPERATIONS - LOS ANGELES
                EFFECTIVE: JANUARY 1, 1998 THROUGH JUNE 27, 1998

1. STEVEDORE GANG COSTS - WEEKDAY, DAY SHIFT (2 GANGS)
-------------------------------------------------------------------------------

                                   ADDED
                                   STEADY       TOTAL
# MEN    LABOR CLASS    HOURS       HOURS       HOURS        RATE        WAGES
-----    -----------    -----      ------       -----        -----       ------
   2     Hatch Foremen    16          2           18         34.00       612.00
               "           4          2            6         51.00       306.00
   2     Hatch Clerks     16          0           16         25.68       410.88
   4     Crane Operators  20          4           24         30.22       725.28
               "          16          0           16         45.32       725.12
   2     Hatchtenders     16          0           16         27.95       447.20
   4     Key Holdmen      32          0           32         30.22       967.04
  16     Basic L/S       128          0          128         25.68      3287.04
   4     Lift Drivers     32          0           32         30.22       967.04
               "           0          4            4         45.32       181.28
   6     Truck Drivers    48          0           48         27.95      1341.60
   2     Key Foremen      16          2           18         34.00       612.00
               "           4          2            6         51.00       306.00
   1     Supercargo        8          0            8         32.48       259.84
               "           3          0            3         48.73       146.19
   1     Floor Runner      8          0            8         31.35       250.80
               "           3          0            3         47.03       141.09
  --                     ---         --          ---                   --------
  44     MEN             370         16          386                   11686.40
         AVERAGE PER GANG HOUR                                           730.40

         1996 GANG COST                                                   666.2
         INCREASE %


      ASSMT       INS/TAX    TTL AMOUNT
     ------       -------    ----------
     251.28       306.00        1169.28
      83.76       153.00         542.76
     191.36       205.44         807.68
     287.04       362.64        1374.96
     191.36       362.56        1279.04
     191.36       223.60         862.16
     382.72       483.52        1833.28
    1530.88      1643.52        6461.44
     382.72       483.52        1833.28
      47.84        90.64         319.76
     574.08       670.80        2586.48
     251.28       306.00        1169.28
      83.76       153.00         542.76
      95.68       129.92         485.44
      35.88        73.10         255.17
      95.68       125.40         471.88
      35.88        70.55         247.52
    -------      -------       --------
    4712.56      5843.21       22242.17
     294.54       365.20

     261.64        333.1       $1,260.94
                                  10.25%


2. STEVEDORE GANG COSTS - WEEKDAY, NIGHT SHIFT (2 GANGS)
--------------------------------------------------------
                                   ADDED
                                   STEADY      TOTAL
# MEN    LABOR CLASS      HOURS     HOURS      HOURS          RATE        WAGES
-----    -----------      -----     -----      -----          ----       ------
   2     Hatch Foremen      16        2           18         45.33       815.94
               "             4        2            6         51.00       306.00
   2     Hatch Clerks       16        0           16         34.24       547.84
   4     Crane Operators    20        4           24         40.29       966.96
               "            16        0           16         45.32       725.12
   2     Hatchtender        16        0           18         37.26       598.16
   4     Key Holdmen        32        0           32         40.29      1289.28
  16     Basic L/S         128        0          128         34.24      4382.72
   4     Lift Drivers       32        0           32         40.29      1289.28
               "             0        4            4         45.32       181.28
   6     Truck Drivers      48        0           48         37.26      1788.48
   2     Key Foreman        16        2           18         45.33       815.94
               "             4        2            6         51.00       306.00
   1     Supercargo          8        0            8         43.31       346.48
               "             3        0            3         48.73       146.19
   1     Floor Runner        8        0            8         41.80       334.40
               "             3        0            3         47.03       141.09
  --                       ---       --          ---                   --------
  44     MEN               370       16          386                   14979.16
         AVERAGE PER GANG HOUR                                           936.20

         1996 GANG COST                                                  859.61
         INCREASE %

      ASSMT       INS/TAX    TTL AMOUNT
     ------       ------     ----------
     251.28       407.97        1475.19
      83.76       153.00         542.76
     191.36       273.92        1013.12
     287.04       483.48        1737.48
     191.36       362.56        1279.04
     191.36       298.08        1085.60
     382.72       644.64        2316.64
    1530.88      2191.36        8104.98
     382.72       644.64        2316.64
      47.84        90.64         319.76
     574.08       894.24        3256.80
     251.28       407.97        1475.19
      83.76       153.00         542.76
      95.68       173.24         615.40
      35.88        73.10         255.17
      95.68       167.20         597.28
      35.88        70.55         247.52
    -------      -------       --------
    4712.56      7489.59       27181.31
     294.54       468.10

     261.64       429.80       $1,551.05
                                   9.53%

3. STEVEDORE GANG COSTS - WEEKEND, DAY SHIFT (2 GANGS)
------------------------------------------------------
                                    ADDED
                                    STEADY     TOTAL
# MEN    LABOR CLASS      HOURS      HOURS     HOURS          RATE        WAGES
-----    -----------      -----     ------     -----          ----        -----

   2     Hatch Foremen      16        0           16         51.00       816.00
               "             4        0            4         76.50       306.00
   2     Hatch Clerks       16        0           16         38.52       616.32
   4     Crane Operators    20        4           24         45.32      1087.68
               "            16        0           16         67.98      1087.68
   2     Hatchtenders       16        0           16         41.92       670.72
   4     Key Holdmen        32        0           32         45.32      1450.24
  16     Basic L/S         128        0          128         38.52      4930.56
   4     Lift Drivers       32        4           36         45.32      1631.52
   6     Truck Drivers      48        0           48         41.92      2012.16
   2     Key foremen        16        0           16         51.00       816.00
               "             4        0            4         76.50       306.00
   1     Supercargo          8        0            8         48.73       389.84
               "             3        0            3         73.10       219.30
   1     Floor Runner        8        0            8         47.03       376.24
               "             3        0            3         70.55       211.65
  --                       ---        -          ---                    -------
  44     MEN               370        8          378                    16927.9
         AVERAGE PER GANG HOUR                                          1057.99

         1996 GANG COST                                                  999.26
         INCREASE %


      ASSMT      INS/TAX     TTL AMOUNT
      -----      -------     ----------
     223.36       408.00        1447.36
      55.84       153.00         514.84
     191.36       308.16        1115.84
     287.04       543.84        1918.56
     191.36       543.84        1822.88
     191.36       335.36        1197.44
     382.72       725.12        2558.08
    1530.88      2465.28        8926.72
     430.56       815.76        2877.84
     574.08      1006.08        3592.32
     223.36       408.00        1447.36
      55.84       153.00         514.84
      95.68       194.92         680.44
      35.88       109.65         364.83
      95.68       188.12         660.04
      35.88       105.83         353.36
    -------      -------       --------
    4600.88      8463.96       29992.75
     287.56       529.00

     261.64       499.63       $1,760.53
                                   6.48%

4. STEVEDORE GANG COSTS - WEEKEND, NIGHT SHIFT (2 GANGS)
--------------------------------------------------------
                                    ADDED
                                    STEADY     TOTAL
#MEN     LABOR CLASS      HOURS     HOURS      HOURS         RATE        WAGES
----     -----------      -----     ------     -----        ------      --------
   2     Hatch Foreman      16        0           16         51.00       816.00
               "             4        0            4         76.50       306.00
   2     Hatch Clerks       16        0           16         38.52       616.32
   4     Crane Operators    20        4           24         45.32      1087.68
               "            16        0           16         67.98      1087.68
   2     Hatchtender        16        0           16         41.92       670.72
   4     Key Holdmen        32        0           32         45.32      1450.24
  16     Basic L/S         128        0          128         38.52      4930.56
   4     Lift Drivers       32        4           36         45.32      1631.52
   6     Truck Divers       48        0           48         41.92      2012.16
   2     Key Foreman        16        0           16         51.00       816.00
               "             4        0            4         76.50       306.00
   1     Supercargo          8        0            8         48.73       389.84
               "             3        0            3         73.10       219.30
   1     Floor Runner        8        0            8         47.03       376.24
               "             3        0            3         70.55       211.65
  --                       ---        -          ---                   --------
  44     MEN               370        8          378                   16927.91
         AVERAGE PER GANG HOUR                                          1057.99

         1996 GANG COST                                                  999.26
         INCREASE %


      ASSMT      INS/TAX      TTL AMOUNT
     ------      -------      ----------
     223.36       408.00         1447.36
      55.84       153.00          514.84
     191.36       308.16         1115.84
     287.04       543.84         1918.56
     191.36       543.84         1822.88
     191.36       335.36         1197.44
     382.72       725.12         2558.08
    1530.88      2465.28         8926.72
     430.56       815.76         2877.84
     574.08      1006.08         3592.32
     223.36       408.00         1447.36
      55.84       153.00          514.84
      95.68       194.92          680.44
      35.88       109.65          364.83
      95.68       188.12          660.04
      35.88       105.83          353.36
    -------      -------        --------
    4600.88      8463.96        29992.76
     287.56       529.00

     261.64       499.63       $1,760.53
                                   6.48%

5. SEVEN DAY AVERAGE HOURLY GANG COST       TTL HRS   RATE/HR       TTL AMOUNT
-------------------------------------       -------   -------       ----------
WEEKDAY, DAY      5 DAYS @ 16 HOURS EACH       80    1,390.14      $111,211.20
WEEKDAY, NIGHT    5 NIGHTS@16 HOURS EACH       80    1,698.84         135907.2
WEEKEND, DAY      2 DAYS @ 16 HOURS EACH       32    1,874.55          59985.6
WEEKEND, NIGHT    2 NIGHTS @ 16 HOURS EACH     32    1,874.55          59985.6
                                              ---                  -----------
         TOTAL                                224                  $367,089.60

         7 - DAY AVERAGE HOURLY GANG COST

         7 - DAY AVERAGE HOURLY GANG COST AS OF 06/29/98             $1,507.29
         INCREASE %                                                      8.72%

6. RAILCAR LOADING - WEEKDAY
                                    ADDED
                                    STEADY     TOTAL
# MEN    LABOR CLASS     HOURS      HOURS      HOURS          RATE        WAGES
-----    -----------     -----      ------     -----         -----       ------
   1     Foreman            8         1            9         34.00       306.00
            "               2         1            3         51.00       153.00
   2     Crane Operators   10         2           12         30.22       362.64
            "               8         0            8         45.32       362.56
   4     Dockmen           32         0           32         25.68       821.76
   1     Wedgeman           8         0            8         25.68       205.44
   4     Lift Drivers      32         0           32         30.22       967.04
            "               0         4            4         45.32       181.28
   2     Car Runners       16         0           16         32.48       519.68
            "               6         0            6         48.73       292.38
  --                      ---         -          ---                    -------
  14     MEN              122         8          130                    4171.78
         AVERAGE PER HOUR (A)                                            521.47


     ASSMT      INS/TAX      TTL AMOUNT
    ------       ------          ------
    125.64       153.00          584.64
     41.88        76.50          271.38
    143.52       181.32          687.48
     95.68       181.28          639.52
    382.72       410.88         1615.36
     95.68       102.72          403.84
    382.72       483.52         1833.28
     47.84        90.64          319.76
    191.36       259.84          970.88
     71.76       146.19          510.33
   -------      -------         -------
   1578.80      2085.89         7836.47
    197.35       260.74

AVERAGE PER HOUR AS OF 06/29/96     $868.91
INCREASE %                           12.73%


7. RAILCAR LOOADING - WEEKEND
-----------------------------
                         ADDED
                         STEADY     TOTAL
# MEN    LABOR CLASS     HOURS      HOURS      HOURS          RATE        WAGES
-----    -----------     -----      -----      -----         -----       ------
   1     Foreman            8         1            9         51.00       459.00
              "             2         1            3         76.50       153.00
   2     Crane Operators   10         2           12         45.32       543.84
              "             8         0            8         45.32       362.56
   4     Dockmen           32         0           32         38.52      1232.64
   1     Wedgeman           8         0            8         38.52       308.16
   4     Lift Drivers      32         4           36         45.32      1631.52
   2     Car Runners       16         0           16         48.73       779.68
              "             6         0            6         48.73       292.38
  --                      ---         -          ---                    -------
  14     MEN              122         8          130                    5762.78
         AVERAGE PER HOUR (B)                                            720.35




      ASSMT      INS/TAX      TTL AMOUNT
     ------      -------      ----------
     125.64       229.50          814.14
      27.92        76.50          257.42
     143.52       271.92          959.28
      95.68       181.28          639.52
     382.72       616.32         2231.68
      95.68       154.08          557.92
     430.56       815.76         2877.84
     191.36       389.84         1360.88
      71.76       146.19          510.33
    -------      -------        --------
    1564.84      2881.39        10209.01
     195.61       360.17

         OVERTIME DIFFERENTIAL PER HOUR (B - A)       $296.57

8. PMA TONNAGE ASSESSMENT-              FROM 07/01/97    TO 06/30/98
--------------------------              -------------    -----------

TONNAGE ASSESSMENT - PER KT                    $0.915        $0.841

                                   EFFECTIVE       EFFECTIVE             %
9. OVERALL COST                      6/29/96         6/28/97         Increase
---------------                    ---------       ---------         --------

a. Vessel Unloading, I.L.W.U. Labor   $2.512          $2.731            8.72%
b. Train Loading, I.L.W.U. Labor      $1.264          $1.425           12.74%
c. Maintenance, I.L.W.U. Labor        $0.581          $0.604            3.96%
d. PMA Tonnage Assessment             $0.915          $0.841           -8.09%
e. Equipment & Overhead               $0.895          $0.920            2.79%
f. Wharfage                           $4.600          $4.600            0.00%

  TOTAL                               $10.77          $11.12            3.25%
                                                   ==========

Volume Discount: $1.18 per MT for all tonnage after one million metric tons.

Large Slabs:  Slabs larger than 22 MT each, exceeding 45,000 MT per annum, will not be subject to the volume discount. Dispatch/Demurrage for vessels with slabs larger than 22 MT, exceeding 45,000 MT per annum, to be calculated at 10,000 MT per day.

Wedges/Wedgemen:  Because of additional requirements by the railroad, RDP will invoice on its monthly miscellaneous railcar bills $ .05 per MT for wedges. Moreover, RDP will invoice an additional half a wedgeman (4 Hrs) for every day railcars are loaded.

10. Railcar Loading - Detentions / Differentials
------------------------------------------------

A. Weekdays (Monday through Friday, 0800-1700)

       Detentions - Standby for Railcars                     $979.56 Per Hour

B. Weekends, Holidays, & Extended Shifts

       Detentions - Standby for Railcars                     $1,276.13 Per Hour

       Overtime Differential                                 $296.57 Per Hour

[LOGO OF RIO DOCE]        [LETTERHEAD OF RIO DOCE PASHA TERMINAL, L.P.]

March 22, 1999



Vicente B. Wright
CALIFORNIA STEEL INDUSTRIES
14000 San Bernardino Avenue
P.O. Box 5080
Fontana, CA 92335

Vicente,

With our busy schedules it seemed as if it would be impossible to sit down and discuss 1998, let alone upcoming contract negotiations.

So, it was a pleasure to have the dialog we had. It shows we are very proud of our companies as well as the direction they are heading.

As we had agreed, RDP will not increase the stevedoring rates through June 1999. We do intend to negotiate new rates with CSI once the ILWU contract has been completed. We would expect this to be some time in late July of 1999.

Thank you and best regards,

/s/ Jeff Burgin
Jeff Burgin
V.P./G.M.